UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2025

Ontrak, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-31932	88-0464853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 S. E. 2nd Avenue, Suite 2000, Miami, FL 33131
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code   (310) 444-4300

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	OTRK	The NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item. 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information in Item 8.01 of this report relating to the termination of the employment of the executive officers of Ontrak, Inc. (the “Company,” “we,” “us” or “our”) is incorporated by reference into this Item 5.02.

Item 8.01             Other Events.

As previously reported, on July 2, 2025, we were notified by the most significant prospect in our sales pipeline of its decision to not pursue a partnership with us. Following receipt of such decision, our board of directors evaluated our cash, cash equivalents and prospects for raising additional capital, including our ability to rely upon the funding commitment of Acuitas Capital, LLC under the Master Note Purchase Agreement, dated as of April 15, 2022 (the “Keep Well Agreement”), as amended through the Seventh Amendment thereto (the “Seventh Amendment”).  As previously disclosed, a condition precedent to the funding obligations under the Seventh Amendment is that there shall have been no material adverse change (or any event or events that, individually or in the aggregate, with or without lapse of time, could reasonably be expected to result in a material adverse change) in our results of operations, business operations, properties, assets, condition (financial or otherwise), customer relations, business activities or business prospects.  The Keep Well Agreement also contains certain financial covenants with which we do not expect to be able to comply in light of our financial condition and the status and expected timing of the remaining prospects in our sales pipeline. Based on the foregoing evaluation and the absence of realistic prospects to continue to fund our operations, on July 29, 2025, our board of directors determined to cease our operations and to terminate the employment of all our employees, including our executive officers, on July 31, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ontrak, Inc.

Date: July 31, 2025	By:	/s/ James J. Park
James J. Park
Chief Financial Officer

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